UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 6 , 2013

Date of Report (Date of earliest event reported)

SANTA FE PETROLEUM INC.

(Exact name of registrant as specified in its charter)

Delaware	333-173302	99-0362658
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

4011 West Plano Parkway, Suite 126

Plano, TX 75093

Tel. 888-870-7060

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sale of Equity Securities

Since the previous information reported on the registrant’s Form 10-Q for the quarter ended September 30, 2014, the registrant has issued the following equity securities:

1,500,000 shares of common stock in connection with the conversion of $6,000 of a $335,000 convertible note on December 6, 2013.

2,000,000 shares of common stock in connection with the conversion of $5,000 of a $335,000 convertible note on December 8, 2013.

100,000 shares of common stock for consulting services valued at $5,000 on December 19, 2013.

20,000,000 shares of common stock in connection with the payment of an accounts payable of $80,000 on December 27, 2013

840,000 shares of common stock for legal services valued at $3,360.00 on December 27, 2014

7,700,000 shares of common stock for consulting services valued at $30,800 on December 27, 2013.

2,600,000 shares of common stock in connection with the conversion of $4,300 of a $335,000 convertible note on January 13, 2014.

3,950,000 shares of common stock in connection with the conversion of $6,320 of a $335,000 convertible note on February 11, 2014.

These issuances were made in reliance of Section 4(2) of the Securities Act of 1933. The Company has previously reported all other issuances of unregistered equity securities since the start of the previous fiscal year and through the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTA FE PETROLEUM INC.

Date: February 20, 2014

By: /s/ Tom Griffin

Name: Tom Griffin

Title: President and CEO